                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                _______________


                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


Date of Report:  December 28, 1995



                    Source One Mortgage Services Corporation
             (Exact name of registrant as specified in its charter)



           Delaware                        1-12898                38-2011419
           --------                        -------                ----------
 (State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)



     27555 Farmington Road                                         48334-3357
  Farmington Hills, Michigan                                       (Zip Code)
  --------------------------
    (Address of principal
      executive offices)



Registrant's telephone number, including area code:  (810) 488-7000


Total Pages:  8

Item 5.  Other Events

         None applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         See attached Distribution Reports as of December 25, 1995 for Series 1987-1 and 1987-2, Distribution Reports as of January 1, 1995 for Series 1988-1 and 1988-2, and Distribution Reports as of December 20, 1995 for Series 1990-1.




                                   Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             SOURCE ONE MORTGAGE SERVICES CORPORATION
                                            (Registrant)




Date:  December 28, 1995            By: RUTH D. BROD
                                       ------------------------------
                                       Ruth D. Brod
                                       Assistant Vice President

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1987-1

                  Distribution Date Statement for December 25, 1995



                                                                                 Interest
          COUPON         Principal            Number of       Interest          Payable Per
Class      RATE          Outstanding         Certificates      Payable           $1,000 CTF
------ ------------    ---------------    ----------------  ---------------    -------------
A         6.6125%       $12,501,988.94         62,500          $206,673.50       $3.306776

B         6.0000%                $0.00         13,700                $0.00       $0.000000

C         6.0000%                $0.00         26,900                $0.00       $0.000000

D         6.0000%       $12,501,988.95         21,900          $187,529.83       $8.563006
                        --------------       --------        -------------
                        $25,003,977.89        125,000          $394,203.33

*Aggregate Cash Flow Value Decline:                          $1,149,424.59
Ending Aggregate Agency MBS Balance:                        $23,857,410.51


        Agency MBS Collections:
             Interest                                           $583,569.89
             Principal                                        $1,149,424.59
        Investment Income                                         $9,196.23
                                                              -------------
        TOTAL AVAILABLE                                       $1,742,190.71

        Due to Certificateholders                            ($1,543,627.93)

        Expenses Payable                                         ($3,574.02)
                                                          -----------------
        Due to Residual Holders                                 $194,988.76
                                                          =================
        Amount Payable Per Individual
        Residual Certificate (5% Denomination):                 $9,749.4380



                                                                                      Principal Balance
                                         Principal           Principal                Per $1,000
            Principal                   Payable Per         Balance After             CTF After
Class        Payable*                    $1,000 CTF        December 25, 1995          December 25, 1995
------     -------------                ------------      ------------------          -----------------
A            $574,712.30                  $9.195397          $11,927,276.64                $190.836426

B                  $0.00                  $0.000000                   $0.00                  $0.000000

C                  $0.00                  $0.000000                   $0.00                  $0.000000

D            $574,712.30                 $26.242571          $11,927,276.65                $544.624505
           -------------                                      ---------------
           $1,149,424.60                                     $23,854,553.29

Principal Allocation: Class A:            50.00000%
                      Class D:            50.00000%

                                         THE FIRST NATIONAL BANK OF CHICAGO,
                                         as Trustee
                                         Corporate Trust Division
                                         Suite 0126
                                         One First National Plaza
                                         Chicago, Illinois  60670
                                         (312)407-4660

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1987-2

               Distribution Date Statement for December  25, 1995

       COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
----- -------- ---------------- ----------- -------------- ----------------
 2-A   0.0000%           $0.00      45,100          $0.00            $0.00

 2-B   7.0000%           $0.00      18,000          $0.00            $0.00

 2-C   7.0000%           $0.00      19,700          $0.00            $0.00

 2-D   9.5500%   $6,102,000.00*      6,102     $48,561.75       $48,561.75

 2-E   9.9500%  $11,300,666.59       5,200     $93,701.36            $0.00
               ---------------- ----------- -------------- ----------------
                $17,402,666.59      94,102    $142,263.11       $48,561.75
      Agency MBS Collections:
              Interest                                         $145,185.28
              Principal                                        $429,238.33
      Investment Income                                            $497.71
      Excess from previous month                                     222.1
                                                           ----------------
      TOTAL AVAILABLE                                          $575,143.42

      Due to Class 2-D INTEREST                                ($48,561.75)
      Due to Class 2-D REDEMPTION                             ($523,161.79)
      Due to Class 2-D (rounded down to even $1,000)          ($523,000.00)
      Excess in Collection Account                                ($161.79)
                                                           ----------------
      Available for Expenses and Residual Payments               $3,419.88

      Expenses Payable                                            ($409.12)

                                                           ----------------
      Net Balance                                                $3,010.76
                                                           ================


      Due to Residual Holders                                    $3,010.76

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                    $150.5380


         Interest                       Principal            Principal         Per $1,000
        Payable Per     Principal       Payable Per          Balance After     CTF After
Class   $1,000 CTF      Payable         $1,000 CTF        December  25, 1995   December  25, 1995
-----  ------------  --------------  ----------------     -----------------    ------------------
 2-A     $0.000000                         $0.000000                                 $0.000000

 2-B     $0.000000                         $0.000000                                 $0.000000

 2-C     $0.000000                         $0.000000                                 $0.000000

 2-D     $7.958333     $523,000.00 **       -                $5,579,000.00       $1,000.000000

 2-E     $0.000000          -               -               $11,394,367.95       $2,191.224606
                       --------------                     -----------------
                              $0.00                         $16,973,367.95
  Ending Aggregate Agency MBS Balance:                      $16,992,997.28

  Excess in collection Act as of Nov. 25                           $222.10
  Accrual Distribution Amount:                                  $93,701.36
  Aggregate Cash Flow Value Decline:                           $429,238.33
  Principal to Class 2-D Redemption                           ($523,000.00)
                                                         -----------------
                                                                   $161.79
          Principal Distributable to Class 2-D                 $523,000.00
                                                         -----------------
          Aggregate Amount of Principal Distributable:         $523,161.79

                                     THE FIRST NATIONAL BANK OF CHICAGO,
                                     as Trustee
                                     Corporate Trust Division
                                     Suite 0126
                                     One First National Plaza
                                     Chicago, Illinois  60670
                                     (312)407-4660


  ** THIS IS A REDEMPTION PAYMENT TO SPECIFIC HOLDERS ELECTING A PUT OPTION.

                     FIREMAN'S FUND MORTGAGE CORPORATION
               AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                SERIES 1988-1

               Distribution Date Statement for January  1, 1996



          COUPON        Principal         Number of        Interest           Interest
Class      RATE        Outstanding       Certificates      Accrued            Payable
-----    --------    ----------------    -----------    --------------    ----------------
  A       0.0000%              $0.00         38,510             $0.00               $0.00

  B       8.0000%              $0.00         51,050             $0.00               $0.00

  Z       9.9000%     $17,645,915.92         10,440       $145,578.81         $145,578.81
                      ---------------   ------------    --------------    ----------------
                       $17,645,915.92       100,000       $145,578.81         $145,578.81



      Agency MBS Collections:
              Interest                                                         $147,051.57
              Principal                                                        $307,022.39
      Investment Income                                                          $1,229.50
                                                                           ----------------
      TOTAL AVAILABLE                                                          $455,303.46

      Due to Certificateholders                                               ($452,601.20)
                                                                           ----------------
      Available for Expenses and Residual Payments                               $2,702.26

      Expenses Payable                                                            ($401.79)
                                                                            ----------------
      Net Balance                                                                 $2,300.47
                                                                            =================


      Due to Residual Holders                                                     $2,300.47

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                                      $115.0235*




                                                                                        Principal Balance
             Interest                              Principal         Principal          Per $1,000
           Payable Per         Principal          Payable Per      Balance After        CTF After
Class       $1,000 CTF          Payable*           $1,000 CTF     January  1, 1996      January  1, 1996
-----      ------------      --------------       ------------    ----------------      ----------------
  A          $0.000000               $0.00          $0.000000               $0.00             $0.000000

  B          $0.000000               $0.00          $0.000000               $0.00             $0.000000

  Z         $13.944330         $307,022.39         $29.408275      $17,338,893.53         $1,660.813557
                                ------------                      ----------------
                                 $307,022.39                       $17,338,893.53


     Ending Aggregate Agency MBS Balance:        $17,339,161.06


              Accrual Distribution Amount:                                                         $0.00
              Aggregate Cash Flow Value Decline:                                             $307,022.39
                                                                                         ----------------
              *Aggregate Amount of Principal Distributable:                                  $307,022.39

              Principal Allocation:         Class A:                                               0.000%
                                            Class B:                                               0.000%

                                       THE FIRST NATIONAL BANK OF CHICAGO,
                                       as Trustee
                                       Corporate Trust Division
                                       Suite 0126
                                       One First National Plaza
                                       Chicago, Illinois  60670
                                       (312)407-4660

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1988-2
                 Distribution Date Statement for January 1, 1996



       COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
----- -------- ---------------- ----------- -------------- ----------------
 2-A   6.7625%     $383,143.03      39,750      $2,159.17        $2,159.17

 2-B   7.0000%           $0.00      24,540          $0.00            $0.00

 2-C   7.0000%           $0.00      10,930          $0.00            $0.00

 2-D   7.0000%     $482,355.73      14,580      $2,813.74        $2,813.74

 2-Z   9.4000%  $20,442,476.86      10,200    $160,132.74            $0.00
               ---------------- ----------- -------------- ----------------
                $21,307,975.62     100,000    $165,105.65        $4,972.91


      Agency MBS Collections:
              Interest                                         $168,688.24
              Principal                                        $447,681.09
      Investment Income                                          $1,288.73
                                                           ----------------
      TOTAL AVAILABLE                                          $617,658.06

      Due to Certificateholders                               ($612,786.74)
                                                           ----------------
      Available for Expenses and Residual Payments               $4,871.32

      Expenses Payable                                            ($463.47)
                                                           ----------------
      Net Balance                                                $4,407.85
                                                           ================


      Due to Residual Holders                                    $4,407.85

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                    $220.3925


                                                                     Principal Balance
         Interest                     Principal       Principal      Per $1,000
         Payable Per     Principal     Payable Per    Balance After    CTF After
Class    $1,000 CTF     Payable*       $1,000 CTF   January 1, 1996   January 1, 1996
----- ------------ ---------------  ------------  ----------------  -----------------
 2-A     $0.054319     $269,048.79     $6.768523       $114,094.24          $2.870295

 2-B     $0.000000           $0.00     $0.000000             $0.00          $0.000000

 2-C     $0.000000           $0.00     $0.000000             $0.00          $0.000000

 2-D     $0.192986     $338,765.04    $23.234914       $143,590.69          $9.848470

 2-Z     $0.000000         -              -         $20,602,609.60      $2,019.863686
                       -----------                  --------------
                       $607,813.83                  $20,860,294.53

  Ending Aggregate Agency MBS Balance:         $20,860,309.28


               Accrual Distribution Amount:                          $160,132.74
               Aggregate Cash Flow Value Decline:                    $447,681.09
                                                                -----------------
               *Aggregate Amount of Principal Distributable:         $607,813.83

               Principal Allocation:          Class 2-A:                 44.2650%
                                              Class 2-D:                 55.7350%


                                   THE FIRST NATIONAL BANK OF CHICAGO,
                                   as Trustee
                                   Corporate Trust Division
                                   Suite 0126
                                   One First National Plaza
                                   Chicago, Illinois  60670
                                   (312)407-4660

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1

              Distribution Date Statement for   December  20, 1995

                     UPPER TIER REMIC REGULAR CERTIFICATES

                                                                              Interest
       COUPON      Principal      Number of    Interest      Interest        Payable Per
Class   RATE      Outstanding    Cert.         Accrued       Payable         $1,000 CTF
----- --------- ---------------- ----------- ------------ --------------  -----------------
 1-A    8.5000%           $0.00      15,250        $0.00          $0.00          $0.000000

 1-B    9.0000%           $0.00      10,500        $0.00          $0.00          $0.000000

 1-C    9.0000%           $0.00       6,500        $0.00          $0.00          $0.000000

 1-D    9.0000%   $5,712,694.00      16,500   $42,845.21     $42,845.21          $2.596679

 1-E    9.0000%  $12,000,000.00      12,000   $90,000.00     $90,000.00          $7.500000

 1-F    0.0000%           $0.00      18,500        $0.00          $0.00          $0.000000

 1-G    0.0000%           $0.00      12,450        $0.00          $0.00          $0.000000

 1-H    0.0000%           $0.00       4,850        $0.00          $0.00          $0.000000

 1-I  259.5000%      $35,425.39         152    $7,660.74      $7,660.74         $50.399605
                ---------------- ----------- ------------ --------------
                 $17,748,119.39      96,702  $140,505.95    $140,505.95

                                                         Principal Balance
                        Principal         Principal        Per $1,000
         Principal     Payable Per       Balance After     CTF After
Class     Payable*      $1,000 CTF   December  20, 1995    December  20, 1995
------ --------------  ------------  --------------------- ---------------------
 1-A           $0.00     $0.000000                  $0.00             $0.000000

 1-B           $0.00     $0.000000                  $0.00             $0.000000

 1-C           $0.00     $0.000000                  $0.00             $0.000000

 1-D     $388,561.88    $23.549205          $5,324,132.12           $322.674674

 1-E         -              -              $12,000,000.00         $1,000.000000

 1-F           $0.00     $0.000000                  $0.00             $0.000000

 1-G           $0.00     $0.000000                  $0.00             $0.000000

 1-H           $0.00     $0.000000                  $0.00             $0.000000

 1-I         $777.12     $5.112632             $34,648.27           $227.949145
       --------------                ---------------------
         $389,339.00                       $17,358,780.39

                     UPPER TIER REMIC REGULAR CERTIFICATES


                                                                                  Interest
            COUPON      Principal      Number of    Interest      Interest        Payable Per
Class        RATE      Outstanding    Cert.         Accrued       Payable         $1,000 CTF
-----     --------- ---------------- ----------- ------------ --------------  -----------------
 1-R       0.0000%           $0.00       3,298       $20.18         $20.18          $0.006119

                                                                Principal Balance
                          Principal       Principal               Per $1,000
            Principal     Payable Per     Balance After           CTF After
Class        Payable*      $1,000 CTF     December 20, 1995     December  20, 1995
-----    --------------  ------------  ---------------------   ---------------------
 1-R         $0.00     $0.000000                  $0.00             $0.000000


                       LOWER TIER REMIC REGULAR INTERESTS

                                                                             Principal
       COUPON      Principal      Number of    Interest     Principal       Balance After
Class   RATE      Outstanding    Certificates  Accrued       Payable*     December 20, 1995
----- --------- ---------------- ----------- ------------ --------------  -----------------
1-AS    9.5000%           $0.00      15,311        $0.00          $0.00              $0.00

1-BS    9.5000%           $0.00      10,521        $0.00          $0.00              $0.00

1-CS    9.5000%           $0.00       6,513        $0.00          $0.00              $0.00

1-DS    9.5000%   $5,741,537.36      16,533   $45,453.84    $389,339.00      $5,352,198.36

1-ES    9.5000%  $12,024,000.00      12,024   $95,190.00        -           $12,024,000.00

1-FS    9.5000%           $0.00      30,950        $0.00          $0.00              $0.00

1-HS    9.5000%           $0.00       8,148        $0.00          $0.00              $0.00

                ---------------- ----------- ------------ --------------  -----------------
                 $17,765,537.36     100,000  $140,643.84    $389,339.00     $17,376,198.36

                     FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1
               DISTRIBUTION DATE STATEMENT FOR December  20, 1995



      Agency MBS Collections:
               Interest                                       $140,526.13
               Principal                                      $389,339.00
      Investment Income                                           $313.20
                                                          ----------------
      Lower Tier REMIC Collection Account                     $530,178.33
                                                          ----------------
      Upper Tier REMIC Collection Account                     $530,178.33

      Aggregate Prin Payable to Holders of
      Upper Tier REMIC Regular Certificate                   ($389,339.00)

      Aggregate Interest Payable to Holders of
      Upper Tier REMIC Regular Certificates                  ($140,505.95)

      Expenses Payable                                              $0.00


      REMIC Taxes Payable                                           $0.00

      Interest Payable to Class 1-R Certificate                   ($20.18)



      Principal Payable to Class 1-R Certificate                    $0.00

      Due to Class 1-RS Certificate                              ($313.20)
                                                          ----------------
      Net Balance                                                  ($0.00)
                                                          ================




       Beginning Aggregate Agency MBS Balance:           $100,001,006.61
       Ending Aggregate Agency MBS Balance:               $17,359,786.82


        Aggregate Cash Flow Value Decline:                   $389,339.00
                                                         ----------------
        *Aggregate Amount of Principal Distributable:        $389,339.00



        Principal Allocation:


        Aggregate Amount of Principal
        Distributable to Classes 1-D and 1-I:

        Class 1-D:               2.35492048%
        Class 1-I:               0.51126316%

        Aggregate Amount of Principal
        Distributable to Classes 1-G,1-H and 1-R:

        Class 1-R:               0.00000000%





        THE FIRST NATIONAL BANK OF CHICAGO,
        as Trustee
        Corporate Trust Division
        Suite 0126
        One First National Plaza
        Chicago, Illinois  60670
        (312)407-4660